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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
UTSTARCOM, INC.
(Name of Registrant as Specified in Its Charter)
UTSTARCOM, INC.
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

August 22, 2003

Dear Stockholder:

        Stockholders of record as of August 15, 2003 are encouraged to vote on the enclosed proposal, which amends the Company's Thirteenth Amended and Restated Certificate of Incorporation, to increase the total number of authorized shares of the Company's common stock to permit us to declare and pay a stock dividend and to have authorized but unissued shares available for various corporate activities. The Board of Directors approved, in its meeting dated July 15, 2003, the amendment of the Company's Thirteenth Amended and Restated Certificate of Incorporation and established, by a unanimous written consent dated August 4, 2003, a Stock Dividend Committee with the authority to declare a stock dividend upon approval of the amendment by the stockholders.

        Accordingly, the Board of Directors encourages stockholders to vote FOR this proposal.

        I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope.

        To complete this vote, the Company will hold a special meeting of stockholders on September 24, 2003 at 10:00 a.m., local time, at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621.

        If you decide to attend this special meeting and vote in person, you will of course have that opportunity.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

Sincerely,
/s/ HONG LIANG LU
Hong Liang Lu President, Chief Executive Officer and Chairman of the Board of Directors

UTSTARCOM, INC.
August 22, 2003

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held September 24, 2003

To The Stockholders of UTStarcom, Inc.:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of UTStarcom, Inc. (the "Company"), a Delaware corporation, will be held on September 24, 2003 at 10:00 a.m., local time, at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621, for the following purposes:

  1.
  To consider and vote upon a proposed amendment to the Company's Thirteenth Amended and Restated Certificate of Incorporation to increase the authorized common stock, par value $0.00125 per share, of the Company from 250,000,000 shares to 750,000,000 shares; and

  2.
  To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only stockholders of record at the close of business on August 15, 2003 are entitled to notice of, and to vote at, the Special Meeting.

        All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to complete, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

By Order of the Board of Directors
/s/ MICHAEL J. SOPHIE
Michael J. Sophie Assistant Secretary

Alameda, California
August 22, 2003

YOUR VOTE IS IMPORTANT

        Whether or not you expect to attend the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

UTSTARCOM, INC.
1275 Harbor Bay Parkway,
Alameda, California 94502

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 24, 2003

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors ("Board of Directors") of UTStarcom, Inc. (the "Company") for use at the special meeting of stockholders to be held September 24, 2003 at 10:00 a.m., local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Hilton Oakland Airport, 1 Hegenberger Road, Oakland, California 94621. The Company's telephone number at that location is (510) 635-5000.

        These proxy solicitation materials were mailed on or about August 22, 2003 to all stockholders entitled to vote at the Special Meeting.

Record Date and Voting Securities

        Only stockholders of record at the close of business on August 15, 2003 (the "record date") are entitled to notice of and to vote at the Special Meeting. As of the record date, 103,161,734 shares of the Company's common stock, par value $0.00125 per share (the "Common Stock"), were issued and outstanding. No shares of the Company's preferred stock, par value $0.00125 per share (the "Preferred Stock"), were outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation of proxies may be revoked by the person giving it at any time before its use by delivering to the Assistant Secretary of the Company at the Company's principal executive offices located at 1275 Harbor Bay Parkway, Alameda, California 94502, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person. The mere presence at the Special Meeting of a stockholder who has appointed a proxy will not revoke the prior appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy card, or if no instructions are indicated, will be voted FOR the proposed amendment to the Company's Thirteenth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 250,000,000 shares to 750,000,000 shares, and as to any other matter that may properly be brought before the Special Meeting, in accordance with the judgment of the proxy holders.

Voting and Solicitation

        Each stockholder is entitled to one vote for each share of Common Stock held on all matters presented at the Special Meeting.

        This solicitation of proxies is made by the Company, and all costs associated with soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees personally or by telephone, facsimile or telegram. No additional compensation will be paid to these persons for such services.

Quorum; Abstentions; Broker Non-Votes

        The required quorum for the transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the record date. All shares represented at the Special Meeting, whether in person or by a general or limited proxy, will be counted for the purpose of establishing a quorum. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        Abstentions and broker non-votes will be counted towards the tabulation of the total number of shares present and entitled to vote (the "Votes Cast") on proposals presented to the stockholders and will have the same effect as negative votes.

Deadlines for Submission of Stockholder Proposals for 2004 Annual Meeting

        Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and the Bylaws of the Company. Stockholders wishing to present a proposal at the Company's 2004 Annual Stockholder Meeting must submit the proposal to the Company by December 5, 2003 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a stockholder wishing to make a proposal at the 2004 Annual Stockholder Meeting must submit the proposal to the Company prior to February 18, 2004.

PROPOSAL ONE
APPROVAL OF AMENDMENT TO THE COMPANY'S
THIRTEENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Company's stockholders are being requested to approve an amendment to the Company's Thirteenth Amended and Restated Certificate of Incorporation (the "Certificate") which would increase the number of authorized shares of Common Stock from 250,000,000 to 750,000,000. The full text of the Certificate of Amendment to the Certificate (the "Amendment") is set forth in Exhibit A to this Proxy Statement. If this proposal is approved, the Company's authorized capital stock will consist of 750,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Company currently expects to declare a stock dividend, payable with newly authorized shares of Common Stock being authorized hereby and also desires the flexibility to pursue other corporate activities that might necessitate the issuance of Common Stock.

        As of the record date, the Company had 103,161,734 shares of Common Stock outstanding. In addition, the Company had reserved 16,918,873 shares of Common Stock issuable upon conversion of the convertible subordinated notes due March 1, 2008, approximately 24,809,365 shares of Common Stock for equity compensation plans and 32,000 shares of Common Stock in connection with a warrant issued to Lintech Ltd. Accordingly, only 105,078,028 shares of Common Stock are available for issuance and the Company's management and the Board of Directors require an increase in the number of shares of Common Stock authorized to be issued in order to effectuate the stock dividend. The Board of Directors approved, in its meeting dated July 15, 2003, the Amendment to increase the number of authorized shares of the Common Stock from 250,000,000 to 750,000,000. On August 4, 2003, the Board of Directors also established, by unanimous written consent, a Stock Dividend Committee, which has authority to declare a one-time stock dividend of one share of Common Stock for every one issued and outstanding share of Common Stock, subject to stockholder approval of the Amendment.

        On August 7, 2003, the Company filed with the SEC a universal shelf registration statement pursuant to which the Company may, from time to time, sell in one or more offerings up to an aggregate dollar amount of $500,000,000 of various types of securities, including Common Stock, preferred stock and debt securities. While the Company currently has no immediate definitive plans to issue any securities pursuant to such registration statement, the Company believes that it positions the Company to act quickly to take advantage of favorable market conditions.

        Except as described herein, the Company has no other immediate definitive plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purpose. The Company believes that the availability of additional authorized but unissued shares of Common Stock could be used in various corporate activities. For example, the shares could be utilized in connection with possible future public offerings of equity, financing and acquisition transactions, management incentives and employee benefit plans and other corporate purposes. The shares of Common Stock would be available for issuance without further action of the stockholders unless such action is required by applicable law or the rules of any securities exchange or market on which the Company securities may be listed or quoted.

        The proposed Amendment to increase the number of authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the proposal. For example, in the event of a hostile attempt to take over control of us, it may be possible for us to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of us. The Amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed

Amendment may have the effect of permitting our current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. The Board of Directors is not aware, however, of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the Votes Cast will be required to ratify the Amendment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE THIRTEENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK FROM 250,000,000 SHARES TO 750,000,000 SHARES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to beneficial ownership of the Common Stock as of July 31, 2003 (except as otherwise indicated), by: (i) each person who is known by the Company to own beneficially more than five percent of the Common Stock, (ii) the Company's Chief Executive Officer and the six other most highly compensated executive officers of the Company who were serving as executive officers at the end of the fiscal year ended December 31, 2002, including those who tied as the fifth most highly compensated executive officers (the "Named Executive Officers"), (iii) each of the Company's directors, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

        Calculations are based on a total of 102,926,686 outstanding shares of Common Stock as of July 31, 2003.

Beneficial Owner	Shares Beneficially Owned(1)	Approximate Percent Owned(1)
Entities affiliated with SOFTBANK CORP(2) c/o SOFTBANK CORP. 24-1 Nihonbashi-Hakozakicho Chuo-ku, Tokyo 103-8501 JAPAN	14,651,630	14.24%
Masayoshi Son(3) c/o SOFTBANK CORP. 24-1 Nihonbashi-Hakozakicho Chuo-ku, Tokyo 103-8501 JAPAN	14,701,630	14.28%
Wasatch Advisors, Inc.(4) 150 Social Hall Avenue Salt Lake City, UT 84111	7,997,370	7.77%
Ying Wu(5)	5,067,833	4.89%
Hong Liang Lu(6)	3,643,253	3.51%
Thomas J. Toy(7)	123,300	*
Shao-Ning J. Chou(8)	318,743	*
Bill Huang(9)	893,610	*
Gerald Soloway(10)	225,674	*
Michael J. Sophie(11)	137,492	*
Larry Horner(12)	102,500	*
David A. Robison(13)	42,313	*
Betsy S. Atkins(14)	22,087	*
All current directors and officers as a group (12 persons)(15)	25,386,979	24.07%

*
Less than 1%

(1)
Includes any shares issuable pursuant to options held by the person or group in question which may be exercised within 60 days of July 31, 2003.

(2)
Includes 14,651,630 shares registered in the name of SOFTBANK America, Inc., a Delaware corporation. SOFTBANK America, Inc. is a wholly owned subsidiary of SOFTBANK Holdings Inc., a Massachusetts corporation. SOFTBANK Holdings Inc. is a wholly owned subsidiary of SOFTBANK CORP., a Japanese corporation.

(3)
Represents 14,651,630 shares beneficially owned by entities affiliated with SOFTBANK CORP. Mr. Son is President, Chief Executive Officer and major stockholder of SOFTBANK CORP.

  Mr. Son disclaims beneficial ownership of these shares except to the extent of his proportionate ownership interest of SOFTBANK CORP. Includes 50,000 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(4)
Based on statements filed with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended. UTStarcom has not independently verified these statements or more current holdings of such stockholders.

(5)
Includes 1,505,500 shares registered in the name of Wu Partners, a California Limited Partnership, of which Mr. Wu is general partner. Includes up to 250,000 shares issuable upon redemption by Wu Partners of its interest in the Altavera Capital Fund LLP. Includes 1,200,000 shares registered in the name of Stonybrook Investors, L.P., a Delaware Limited Partnership of which Mr. Wu and his spouse are the sole general partners. Includes 4,868 shares registered in the name of Wu Living Trust. Includes 4,873 shares registered in the name of Ashley Wu and 4,873 shares registrered in the name of Richard Wu. Ashley Wu and Richard Wu are Mr. Wu's children. Mr. Wu may be deemed the beneficial owners of the shares. Includes 674,632 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(6)
Includes 229,000 shares owned by The Lu Family Limited Partnership, of which Mr. Lu is a general partner. Includes 5,332 shares registered in the name of Brian Lu, 5,332 shares registered in the name of Benjamin Lu, and 5,332 shares registered in the name of Melissa Lu. Brian Lu, Benjamin Lu, and Melissa Lu are Mr. Lu's children. Mr. Lu may be deemed the beneficial owner of the shares. Includes 757,296 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(7)
Includes 122,500 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(8)
Includes 224,797 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(9)
Includes 106,000 shares owned by the 2000 Huang Family Limited Partnership, of which Mr. Huang is a general partner. Includes 6,600 shares registered in the name of Alexander Huang, and 6,600 shares registered in the name of Helen Huang. Alexander Huang and Helen Huang are Mr. Huang's children. Mr. Huang may be deemed the beneficial owner of the shares. Includes 114,273 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(10)
Includes 215,711 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(11)
Includes 133,490 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(12)
Includes 82,500 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(13)
Includes 42,293 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(14)
Includes 22,087 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

(15)
Includes 2,548,123 shares issuable upon exercise of options that are exercisable within 60 days of July 31, 2003.

OTHER INFORMATION

DESCRIPTION OF CAPITAL STOCK

        The following description of our capital stock and certain provisions of the Certificate and Bylaws of the Company (the "Bylaws") is a summary and is qualified in its entirety by the provisions of the Certificate and Bylaws.

        Our authorized capital stock consists of 250,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

Common Stock

        As of July 31, 2003, there were 102,926,686 shares of our Common Stock outstanding. The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. The holders of Common Stock are not entitled to cumulative voting rights with respect to the election of directors, and as a consequence, minority stockholders are not able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any shares of Preferred Stock issued in the future, holders of Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of our company, holders of the Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding Preferred Stock. Holders of Common Stock have no preemptive rights and no right to convert their Common Stock into any other securities. There are no redemption or sinking fund provisions applicable to the Common Stock.

Preferred Stock

        The Board of Directors has the authority, without further action by the stockholders, to issue up to 5,000,000 shares of Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, sinking fund terms and the number of shares constituting any series or the designation of such series, without any further vote or action by stockholders. The issuance of Preferred Stock could adversely affect the voting power of holders of Common Stock and the likelihood that such holders will receive dividend payments and payments upon liquidation and could have the effect of delaying, deferring or preventing a change in control. We have no present plan to issue any shares of Preferred Stock.

Registration Rights of Certain Holders

        Certain of our stockholders have registration rights. Under the agreements between us and the holders of registration rights we are required to maintain the effectiveness of certain registration statements covering their shares.

Anti-Takeover Effects of Provisions of our Charter and Bylaws

        Our Certificate and Bylaws discourage certain types of transactions involving an actual or potential change in control of our Company which might be beneficial to our Company or its stockholders. Our Certificate requires that any action required or permitted to be taken by our stockholders must be effected at a duly called annual or special meeting of the stockholders and may not be effected by a consent in writing. Our Bylaws allow special meetings of stockholders to be called only by a majority vote of the Board of Directors and impose advance notice requirements and procedures for the submission by stockholders of nominations for the Board of Directors and stockholder proposals.

Transfer Agent and Registrar

        The transfer agent and registrar for our Common Stock is Equiserve Trust Company, N.A. Its address is 150 Royall Street, Canton, MA 02021, and its telephone number is (781) 575-2388.

OTHER MATTERS

        The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MICHAEL J. SOPHIE
Michael J. Sophie Assistant Secretary

Dated: August 22, 2003

EXHIBIT A

CERTIFICATE OF AMENDMENT
TO THE
THIRTEENTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
UTSTARCOM, INC.

        UTSTARCOM, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

        1.     The name of the corporation is UTStarcom, Inc. (the "Corporation"). The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was on June 10, 1991 and was originally under the name Unitech Industries Inc.

        2.     This Certificate of Amendment sets forth an amendment to the Thirteenth Amended and Restated Certificate of Incorporation of the Corporation which was duly adopted by the written consent of the required number of shares of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        3.     Paragraph 1 of Section 4 of Article IV of the Thirteenth Amended and Restated Certificate of Incorporation is hereby amended in full to be and read as follows:

          "FOURTH    This Corporation is authorized to issue two classes of shares to be designated, respectively, Common Stock ("Common") and Preferred Stock ("Preferred"). The total number of shares of Common this Corporation shall have authority to issue is 750,000,000 with a par value of $0.00125 per share. The total number of shares of Preferred this Corporation shall have authority to issue is 5,000,000 with a par value of $0.00125 per share."

        IN WITNESS WHEREOF, UTStarcom, Inc. has caused this certificate to be signed by Hong Liang Lu, its President, Chief Executive Officer and Chairman of the Board of Directors and attested by Carmen Chang, its Assistant Secretary, this    •     day of September, 2003.

UTStarcom, Inc., a Delaware corporation
		By:	Hong Liang Lu President and Chief Executive Officer and Chairman of the Board of Directors
Attest:
By:	Carmen Chang Assistant Secretary

A-1

DETACH HERE

PROXY

UTSTARCOM, INC.

1275 Harbor Bay Parkway

Alameda, California 94502

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Michael J. Sophie, as proxy for the undersigned (the “Proxy”), with the full power to appoint his substitute, to represent and to vote, as designated on the reverse side, all shares of common stock of UTStarcom, Inc. (the “Company”) held of record by the undersigned on August 15, 2003 at the Special Meeting of Stockholders to be held on September 24, 2003 and any and all postponements, continuations and adjournments thereof.

P
R
O
X
Y
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

	SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

Dear Stockholder:

Please take note of the important information enclosed with this Proxy.  The issue discussed herein, related to the operation of the Company, requires your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted.  Then sign the card, detach it and return your proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

UTStarcom, Inc.

DETACH HERE

☒	Please mark votes as in this example.

1.

To approve an amendment to the Company’s Thirteenth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.00125 per share, of the Company from 250,000,000 shares to 750,000,000 shares.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In his discretion, the Proxy is authorized to vote upon such other business that may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

                Please sign exactly as name appears hereon.  Joint owners should each sign.  Executors, administrators, trustees, guardians or other fiduciaries should give full title as such.  If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:	Date:	Signature:	Date:

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE APPROVAL OF AMENDMENT TO THE COMPANY'S THIRTEENTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER INFORMATION
OTHER MATTERS
  EXHIBIT A